SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities
                      Exchange Act of 1934



                       September 19, 1995
        (Date of Report, date of earliest event reported)




                            VALHI, INC.
     (Exact name of Registrant as specified in its charter)


      Delaware              1-5467             87-0110150
    (State or other        (Commission         (IRS Employer
     jurisdiction of        File Number)        Identification
     incorporation)                             No.)


     5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697
     (Address of principal executive offices)     (Zip Code)



                        (214) 233-1700
      (Registrant's telephone number, including area code)



                        Not applicable
     (Former name or address, if changed since last report)


Item 5:  Other Events

            On September 19, 1995, the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 7:  Financial Statements,  Pro Forma  Financial Information
            and Exhibits

    (c)  Exhibit

            Item No.                    Exhibit Index

              99.1        Press release dated September 19, 1995
                       issued by the Registrant

                           SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 VALHI, INC.
                                 (Registrant)



                                 By: /s/ Steven L. Watson
                                     Steven L. Watson
                                     Vice President & Secretary